SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               FEBRUARY 15, 2010


                              ENTECH  SOLAR, INC.
                              -------------------
               (Exact Name of Registrant as specified in charter)

 Delaware                           0-16936                          33-0123045
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(State or other jurisdiction       (Commission                   (IRS Employer
    of incorporation)               File Number)             Identification No.)


  13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas          76177
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    (Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code:   817/ 224-3600


                                     N/A
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 19, 2010 (the "Effective Date"), the Company entered into a preferred stock purchase agreement (the "Purchase Agreement") with Socius Capital Group, LLC, a Delaware limited liability company, doing business as Socius Energy Capital Group, LLC (the "Investor"). Pursuant to the Purchase
Agreement:

- The Company agreed to sell, and the Investor agreed to purchase, in one or more purchases from time to time ("Tranches") in the Company's sole discretion (subject to the conditions set forth therein) up to 500 shares of Series G Preferred Stock (the "Preferred Shares") at a purchase price of $10,000 per share, for an aggregate purchase price of up to $5,000,000. In addition,, the Company issued to the Investor a five-year warrant ("Warrant") to purchase 40,909,091 shares of the Company's common stock at an initial exercise price of $0.165 per share, subject to adjustment. Upon each Tranche notice, Investor will vest in the Warrant with respect to 135% of the dollar amount of Preferred Shares purchased in the Tranche. The exercise price for the vested portion of the Warrant will equal the closing bid price on the day prior to the Company providing Investor a notice of a Tranche issuance.

- The Company agreed to pay to the Investor a commitment fee of $250,000 (the "Commitment Fee"), at the earlier of the closing of the first Tranche or the six month anniversary of the Effective Date, payable at the Company's election in cash or common stock valued at 82% of the volume weighted average price of the Company's common stock on the five trading days preceding the payment date.

- The Company agreed to use its best efforts to file within 45 days of the Effective Date, and cause to become effective as soon as possible thereafter, a registration statement with the Securities and Exchange Commission for the resale of all shares of common stock issuable pursuant to the Purchase Agreement, including the shares of common stock underlying the Warrants, and shares issuable in payment of the Commitment Fee.

- On February 16, 2010, the Company filed a certificate of designations for the Series G Preferred Stock (the "Certificate of Designations"). Pursuant to the Certificate of Designations, the Preferred Shares shall, with respect to dividend rights, rights upon liquidation, winding-up or dissolution, rank: (i) senior to the Company's common stock, and any other class or series of preferred stock of the Company other than the Company's Series D Preferred Stock; and (ii) junior to all existing and future indebtedness of the Company. In addition, the Preferred Shares (i) shall accrue dividends at a rate of 10% per annum, payable in Preferred Shares,
     (ii) shall not have voting rights, and (iii) may be redeemed at the Company's option, commencing 4 years from the issuance date at a price per share of $10,000 plus accrued but unpaid dividends (the "Series G Liquidation Value"), or, at a price per share of : (x) 127% of the Series G Liquidation Value if redeemed on or after the first anniversary but prior to the second anniversary of the initial issuance date, (y) 118% of the Series G Liquidation Value if redeemed on or after the second anniversary but prior to the third anniversary of the initial issuance date, and (z) 109% of the Series G Liquidation Value if redeemed on or after the third anniversary but prior to the fourth anniversary of the initial issuance date.

In connection with the foregoing, the Company relied upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated under the Securities Act of 1933, as amended (the "Securities Act") and/or
Section 4(2) of the Securities Act. No advertising or general solicitation was employed in offering the securities. The offering and sale was made to a limited number of persons, all of whom were accredited investors, and transfer was restricted by the Company in accordance with the requirements of the Securities Act.

     The preceding discussion is qualified in its entirety by, and is subject to, the full text of the Certificate of Designations, Purchase Agreement and Warrant to Purchase Common Stock, which are filed as Exhibits 4.1, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

See Item 1.01.

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR.

As noted in Item 1.01 above, on February 16, 2010, the Company filed a Certificate of Designations of Preferences, Rights and Limitations of Series G Preferred Stock. In addition, on February 15, 2010, the Company filed two additional certificates consisting of (i) a Series A Convertible Preferred Stock Certificate of Designations, Preferences and Rights, and (ii) a Series B Convertible Preferred Stock Certificate of Designations, Preferences and Rights. The Company filed these certificates with respect to previously authorized and issued shares of Series A Convertible Preferred Stock, par value $0.01 per share and Series B Convertible Preferred Stock, par value $0.01 per share, to correct an administrative error

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     EXHIBITS.

Exhibit
Number        Description of Exhibit
-------       -----------------------------------------------------------------

  4.1         Certificate of Designations of Series G Preferred Stock

  4.2 Series A Convertible Preferred Stock Certificate of Designations, Preferences and Rights

  4.3 Series B Convertible Preferred Stock Certificate of Designations, Preferences and Rights

 10.1 Preferred Stock Purchase Agreement, dated as of February 19, 2010, by and among Entech Solar, Inc. and Socius Capital Group, LLC, dba Socius Energy Capital Group, LLC

 10.2         Warrant to Purchase Common Stock

 99.1 Entech Solar, Inc. press release announcing entry into a Preferred Stock Purchase Agreement


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTECH SOLAR, INC.

By:      /s/ Sandra J. Martin
    ---------------------------------
         Sandra J. Martin
         Chief Financial Officer



Dated: February 19, 2010

                                 EXHIBITS LIST
                                 -------------
Exhibit
Number        Description of Exhibit
-------       -----------------------------------------------------------------

  4.1         Certificate of Designations of Series G Preferred Stock

  4.2 Series A Convertible Preferred Stock Certificate of Designations, Preferences and Rights

  4.3 Series B Convertible Preferred Stock Certificate of Designations, Preferences and Rights

 10.1 Preferred Stock Purchase Agreement, dated as of February 19, 2010, by and among Entech Solar, Inc. and Socius Capital Group, LLC, dba Socius Energy Capital Group, LLC

 10.2         Warrant to Purchase Common Stock

 99.1 Entech Solar, Inc. press release announcing entry into a Preferred Stock Purchase Agreement